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                                                                   EXHIBIT 10.27

                                                CONFIDENTIAL SETTLEMENT MATERIAL


                             CONTRIBUTION AGREEMENT

                                  BY AND AMONG

                      LIBERTY SATELLITE & TECHNOLOGY, INC.,

                           LIBERTY MEDIA CORPORATION,

                                       AND

                           ASTROLINK INTERNATIONAL LLC


                          DATED AS OF JANUARY 17, 2003

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                                TABLE OF CONTENTS

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                                                                                               PAGE
                                                                                               ----
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ARTICLE I DEFINITIONS............................................................................1
Section 1.1       Definitions....................................................................1
Section 1.2       Terms..........................................................................4

ARTICLE II TRANSACTIONS..........................................................................4
Section 2.1       Contribution by the Liberty Transferors........................................4
Section 2.2       Contribution by Astrolink......................................................5
Section 2.3       Value of LSAT Stock............................................................5
Section 2.4       Adjustment.....................................................................6
Section 2.5       Value of the Contributions.....................................................6
Section 2.6       Alternative Transaction........................................................6

ARTICLE III REPRESENTATIONS AND WARRANTIES OF LIBERTY............................................7
Section 3.1       Investment Purpose.............................................................7
Section 3.2       No Liens.......................................................................8
Section 3.3       Ownership Interests in LSAT....................................................8

ARTICLE IV REPRESENTATIONS AND WARRANTIES OF ASTROLINK...........................................8
Section 4.1       Investment Purpose.............................................................8
Section 4.2       Ownership; Capitalization; No Liens............................................9

ARTICLE V REPRESENTATIONS AND WARRANTIES OF LSAT................................................10
Section 5.1       Investment Purpose............................................................10
Section 5.2       Non-Contravention.............................................................10
Section 5.3       Validity of LSAT Shares.......................................................10
Section 5.4       Disclosure....................................................................10

ARTICLE VI COVENANTS............................................................................11
Section 6.1       Treatment of Transactions for Tax Purposes....................................11
Section 6.2       Determination of Liberty Contribution.........................................11

ARTICLE VII CLOSING CONDITIONS..................................................................11
Section 7.1       Conditions to Each Party's Obligation to Effect the Closing...................11

ARTICLE VIII TERMINATION........................................................................12
Section 8.1       Termination on Alternative Transaction........................................12
Section 8.2       Termination upon Termination of Other Agreements..............................12
Section 8.3       Effect of Termination and Abandonment.........................................12

ARTICLE IX MISCELLANEOUS........................................................................12
Section 9.1       Survival of Representations and Warranties....................................12
Section 9.2       Amendments, Waivers, Etc......................................................12
Section 9.3       Third Party Beneficiaries.....................................................13
Section 9.4       Incorporation by Reference....................................................13
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                                       -i-
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                             CONTRIBUTION AGREEMENT

     CONTRIBUTION AGREEMENT dated as of January 17, 2003, by and among LIBERTY SATELLITE & TECHNOLOGY, INC., a Delaware corporation ("LSAT"), Liberty Media Corporation, a Delaware corporation ("Liberty"), and ASTROLINK International LLC, a Delaware limited liability company ("Astrolink").

                                    RECITALS

     A. The Master Agreement Regarding Restructuring of ASTROLINK International, LLC (the "Master Agreement"), dated as of even date herewith, provides that LSAT, Liberty, and Astrolink will enter into this Agreement.

     B. This Agreement provides for the Liberty Transferors (as defined below) to contribute certain assets to LSAT in exchange for shares of LSAT's Series B Common Stock.

     C. This Agreement provides for Astrolink to contribute all of its membership interests in New Astrolink (as defined in the Master Agreement) to LSAT in exchange for cash and shares of LSAT's Series A Common Stock.

     D. The Parties intend that the transactions contemplated by this Agreement constitute a Section 351 Transaction.

     NOW, THEREFORE, in consideration of the mutual representations, warranties, and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.1 DEFINITIONS. The following words and expressions have the meanings set forth below:

     10% VALUE REQUIREMENT: as defined in Section 2.1(a).

     AFFILIATE: with respect to any Person, any other Person directly or indirectly Controlling, Controlled by or under common Control with such first Person. Notwithstanding any other provision of this Agreement, none of Liberty and its Subsidiaries (other than LSAT and its Subsidiaries) shall be treated as an Affiliate of LSAT or any of its Subsidiaries, and none of LSAT and its Subsidiaries shall be treated as an Affiliate of Liberty or any of its Subsidiaries (other than LSAT and its Subsidiaries), for any purpose under this Agreement.

     AGREEMENT: this contribution agreement, including all exhibits and schedules hereto.

     ALTERNATIVE TRANSACTION NEGOTIATION: as defined in Section 2.6.

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     ASSIGNMENT AGREEMENT: as defined in Section 2.2(a).

     ASTROLINK: as defined in the preamble hereto.

     ASTROLINK CONTRIBUTION: as defined in Section 2.2(a).


     ASTROLINK LSAT SHARES: as defined in Section 2.2(b).

     BUSINESS DAY: any day other than a Saturday, a Sunday, or a day on which banks in New York, New York are authorized to be closed.

     CLOSING: the consummation of the Transactions contemplated by this Agreement, which Transactions will be consummated on the date when and at the location where the other transactions under the Master Agreement which are to close substantially simultaneously with the Transactions are consummated, provided that, the conditions to the Parties' obligations to effect the Transactions in Article VII have been satisfied, or to the extent permitted by applicable Legal Requirements waived by the applicable Party.

     CLOSING DATE: the date of the Closing.

     CODE: as defined in the Master Agreement.

     CONTROL: the power, directly or indirectly, to direct or cause the direction of the management and policies of a Person, whether by the ownership of voting securities, by contract, or otherwise.

     EXCHANGE ACT: the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     GOVERNMENTAL AUTHORITY: as defined in the Master Agreement.

     LEGAL REQUIREMENTS: as defined in the Master Agreement.

     LIBERTY: as defined in the preamble hereto.

     LIBERTY CONTRIBUTION: as defined in Section 2.1(a).

     LIBERTY LSAT SHARES: as defined in Section 2.1(b).

     LIBERTY TRANSFERORS: the Persons transferring (or on whose behalf Liberty transfers) the Liberty Contribution to LSAT pursuant to this Agreement, which will be Liberty and/or one or more Affiliates of Liberty that are members of its consolidated group for U.S. federal income tax purposes.

     LIEN: any security interest, lien, claim, pledge, charge, or other encumbrance of any nature whatsoever.

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     NEW ASTROLINK LLC AGREEMENT: the Limited Liability Company Agreement of New
Astrolink by and between New Astrolink and Astrolink, as such agreement may be amended, modified, or restated from time to time.

     LOCKHEED MARTIN: Lockheed Martin Corporation, a Maryland corporation.

     LSAT: as defined in the preamble hereto.

     LSAT SEC REPORTS: as defined in Section 5.4.

     LSAT SUBSIDIARY: as defined in Section 2.6(iii).

     MASTER AGREEMENT: as defined in the recitals hereto.

     NEW ASTROLINK: as defined in the Master Agreement.

     PARTIES: LSAT, Liberty, and Astrolink.

     PERSON: as defined in the Master Agreement.

     QUALIFIED APPRAISER: as defined in Section 2.5(b).

     REGISTRATION RIGHTS AGREEMENT: as defined in Section 2.2(b).

     RESTRICTIONS: with respect to any capital stock, partnership interest, membership interest in a limited liability company, or other security, any voting or other trust or agreement, option, warrant, preemptive right, right of first offer, right of first refusal, escrow arrangement, proxy, buy-sell agreement, power of attorney, or other contract, any law, rule, regulation, order, judgment, or decree which, conditionally or unconditionally, (i) grants to any Person the right to purchase or otherwise acquire, or obligates any Person to sell or otherwise dispose of or issue, or otherwise results or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, would result in any Person acquiring, (A) any of such capital stock or other security; (B) any of the proceeds of, or any distributions paid or which are or may become payable with respect to, any of such capital stock or other security; or (C) any interest in such capital stock or other security or any such proceeds or distributions; (ii) restricts or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, is reasonably likely to restrict the transfer or voting of, or the exercise of any rights or the enjoyment of any benefits arising by reason of ownership of, any such capital stock or other security or any such proceeds or distributions; or
(iii) creates or, whether upon the occurrence of any event or with notice or lapse of time or both or otherwise, is reasonably likely to create a Lien or purported Lien affecting such capital stock or other security, proceeds or distributions.

     SEC: the U.S. Securities and Exchange Commission.

     SECTION 351 TRANSACTION: a transaction qualifying for nonrecognition of gain or loss under Section 351(a) of the Code, except to the extent that gain is required to be recognized pursuant to Section 351(b) of the Code.

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     SECURITIES ACT: the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     SUBSIDIARY: with respect to any Person, an entity in which such Person, directly or indirectly through one or more Subsidiaries, owns a majority of (a) the voting power of the issued and outstanding shares of capital stock or other ownership interests in such entity entitled to vote generally in the election or appointment of directors or members of the governing body of such entity or (b) the ownership interests in such entity. Notwithstanding any other provision of this Agreement, neither LSAT nor any Subsidiary of LSAT shall be deemed a Subsidiary of Liberty or any of the Liberty Transferors.

     TRANSACTION DOCUMENTS: (i) as of date of this Agreement, and for purposes of the representations and warranties made on the date of this Agreement, this Agreement and (ii) thereafter, and for purposes of the representations and warranties made at the Closing, this Agreement and all documents and instruments to be executed and delivered in connection with the Transactions, including the Assignment Agreement and the Registration Rights Agreement.

     TRANSACTIONS: the transactions contemplated by this Agreement.

     U.S.: the United States of America.

            Section 1.2 TERMS. Terms used with initial capital letters will have the meanings specified, applicable to both singular and plural forms, for all purposes of this Agreement. All pronouns (and any variation) will be deemed to refer to the masculine, feminine, or neuter, as the identity of the Person may require. The singular or plural includes the other, as the context requires or permits. The word "include" (and any variation) is used in an illustrative sense rather than a limiting sense. The words "hereof," "herein," "hereunder," and comparable terms refer to the entirety of this Agreement and not to any particular article, section, or other subdivision hereof or attachment hereto. References to any statute or regulation are to it as amended and supplemented from time to time, and to any corresponding provisions of successor statutes or regulations. References to "Article" or "Section" or to a "Schedule" or "Exhibit" are to an article or section hereof or to a schedule or exhibit hereto. All references to "the date of this Agreement" or similar terms (but excluding references to the date of execution hereof) refer to the date first above written, notwithstanding that the Parties may have executed this Agreement on a later date. The word day without the qualification "Business" means a calendar day. If any action or notice is to be taken or given on or by a particular calendar day, and such calendar day is not a Business Day, then such action or notice may be taken or given on the next succeeding Business Day.

                                   ARTICLE II

                                  TRANSACTIONS

            Section 2.1 CONTRIBUTION BY THE LIBERTY TRANSFERORS. Upon the terms and subject to the conditions contained in this Agreement:

            (a) On the Closing Date, Liberty will cause the Liberty Transferors to transfer to LSAT (or will make such transfers on behalf of the Liberty Transferors) cash, property, or notes, or

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any combination thereof (the "Liberty Contribution"), having an aggregate value which is not less than 10% of the value of the LSAT stock held by the Liberty Transferors (the "10% Value Requirement"), but in no event will Liberty have an obligation to transfer or cause to be transferred assets having a value in excess of $55 million. The proportion of the Liberty Contribution made by, or on behalf of, each Liberty Transferor will equal the value of such Liberty Transferor's holdings of LSAT stock divided by the aggregate value of all Liberty Transferors' holdings of LSAT stock.

            (b) In exchange for the Liberty Contribution, LSAT will issue to each of the Liberty Transferors shares of Series B Common Stock of LSAT (collectively, the "Liberty LSAT Shares") having a value equal to the value of such Liberty Transferor's portion of the Liberty Contribution, within five Business Days following the Closing Date.

            Section 2.2 CONTRIBUTION BY ASTROLINK. Upon the terms and subject to the conditions contained in this Agreement:

            (a) On the Closing Date, Astrolink will transfer all of its membership interests in New Astrolink to LSAT (the "Astrolink Contribution") pursuant to an assignment and assumption agreement in the form attached as Exhibit A (the "Assignment Agreement").

            (b) In exchange for the Astrolink Contribution, on the Closing Date, LSAT will (i) pay to Astrolink $25,612,000 in cash by wire transfer of immediately available funds to an account designated for such purpose by Astrolink in writing at least two Business Days prior to the Closing and (ii) issue to Astrolink shares of Series A Common Stock of LSAT having a value equal to $3,010,000 (the "Astrolink LSAT Shares"). In addition, LSAT will grant Astrolink certain registration rights in respect of the Astrolink LSAT Shares pursuant to a registration rights agreement in the form attached as Exhibit B (the "Registration Rights Agreement").

            Section 2.3 VALUE OF LSAT STOCK. For purposes of Sections 2.1, 2.2, and 2.6, the value of LSAT's stock will be determined in the following manner:

            (a) The value of each share of the Series A Common Stock of LSAT will be the average of the highest and lowest sales prices of the Series A Common Stock of LSAT on each of the ten consecutive trading days ending the last trading day at least four Business Days prior to the Closing Date.

            (b) The value of each share of the Series B Common Stock of LSAT will be the average of the highest and lowest sales prices of the Series A Common Stock of LSAT on each of the ten consecutive trading days ending the last trading day at least four Business Days prior to the Closing Date.

            (c) The value of the Series A Preferred Stock of LSAT will be its value as of the Closing Date (or as close to the Closing Date as reasonably practical) as determined by a qualified investment banker to be selected by LSAT.

            (d) The value of the Series B Preferred Stock of LSAT will be its value as of the Closing Date (or as close to the Closing Date as reasonably practical) as determined by a qualified investment banker to be selected by LSAT.

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            Section 2.4   ADJUSTMENT. The value of each share of LSAT stock as
calculated in Section 2.3 will be subject to appropriate adjustment (which adjustment will be made in an equitable manner in order to provide the Parties with the economic benefits and burdens bargained for hereunder) in the event of stock splits, stock dividends, combinations, or any recapitalization, reclassification, or similar transaction involving LSAT, the effective date or record date of which is during the trading days used to value such stock pursuant to Section 2.3 or after such trading days and before or on the date of issuance of such stock. If any spin-off, split-off, or other transaction involving LSAT occurs, or a record date is established for any such transaction, and the preceding sentence does not provide a proper equitable adjustment with respect to such transaction, the value of each share of LSAT stock shall be adjusted so as to provide the Parties with the consideration bargained for in this Agreement and to place the Parties in the same position as the Parties would have been in if such transaction had not occurred (which adjustment will be made in an equitable manner and in accordance with NASDAQ listing rules, if applicable, in order to provide the Parties with the economic benefits and burdens bargained for hereunder).

            Section 2.5 VALUE OF THE CONTRIBUTIONS. For purposes of Section 2.1, the value of the Liberty Contribution will be determined in the following manner:

            (a) The value of any cash contributed as part of the Liberty Contribution will be the amount of such cash.

            (b) The value of any other assets contributed as part of the Liberty Contribution will be the fair market value of such assets, as agreed to by the Parties, and reasonably acceptable to Lockheed Martin. If the Parties are unable to agree on the value of any such assets, or such value is not reasonably acceptable to Lockheed Martin, the Parties will retain an independent appraiser qualified to value such assets (a "Qualified Appraiser") to determine the value of such assets. If the Parties are unable to agree on a Qualified Appraiser, each Party will select a Qualified Appraiser, and those three appraisers will select a fourth appraiser, which will be the Qualified Appraiser to determine the value of such assets. The value determined by the Qualified Appraiser will be final and binding on the Parties and Lockheed Martin.

            Section 2.6 ALTERNATIVE TRANSACTION. Notwithstanding Sections 2.1 and 2.2, if the 10% Value Requirement would not be met by a Liberty Contribution valued at $55 million at the Closing, then the Parties will negotiate in good faith to reach agreement on pursuing one of the following alternatives (an "Alternative Transaction Negotiation"):

            (i) The Liberty Contribution will be increased to an amount necessary to satisfy the 10% Value Requirement.

            (ii) The Parties will agree on an amount of the Liberty Contribution reasonably satisfactory to Lockheed Martin that is less than the 10% Value Requirement but that will be sufficient for the Transactions to meet the requirements for a Section 351 Transaction.

            (iii) LSAT and Astrolink will enter into, and LSAT will cause a wholly owned Subsidiary of LSAT (the "LSAT Subsidiary") reasonably acceptable to Lockheed Martin to enter into, an alternative contribution agreement with terms and conditions substantially similar to this Agreement but with (A) LSAT and Astrolink as the transferors and the LSAT Subsidiary as the

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transferee, (B) the LSAT Subsidiary issuing its common or preferred stock (or some combination thereof) in exchange for the contribution by LSAT, and (C) the LSAT Subsidiary issuing its preferred stock (which may be voting stock, at the option of the LSAT Subsidiary in its discretion) in exchange for the contribution by Astrolink.

            Any Party (or Lockheed Martin) may commence an Alternative Transaction Negotiation by giving written notice to all other Parties (and Lockheed Martin) at any time that is within 30 days prior to the date that such Party (or Lockheed Martin) reasonably anticipates will be the Closing Date if the value of the Series A Common Stock of LSAT as of such date is such that the 10% Value Requirement would not be met by a Liberty Contribution valued at $55 million if such date were the Closing Date.

                                   ARTICLE III

                    REPRESENTATIONS AND WARRANTIES OF LIBERTY

            On the date of this Agreement, Liberty represents and warrants to each of LSAT and Astrolink with respect to itself, and at the Closing, Liberty represents and warrants to each of LSAT and Astrolink with respect to itself and each of the Liberty Transferors, as follows:

            Section 3.1 INVESTMENT PURPOSE. The Liberty LSAT Shares being acquired by such Person are for its own account, for investment purposes, and not with a view to the distribution thereof. Such Person understands that the Liberty LSAT Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and accuracy of this representation. Such Person is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and, by reason of its business and financial experience, it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment. Such Person understands that the certificates representing the Liberty LSAT Shares will contain legends stating in substance:

            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND PURSUANT TO THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT, OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS.

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            Such Person understands and acknowledges that LSAT will deliver an unlegended certificate in exchange for a certificate bearing such legend only in the event that (i) such Person transfers shares represented by such certificate pursuant to and in the manner provided for in an effective registration statement covering the transfer or sale of such shares or (ii) such Person shall have delivered to LSAT a letter from the staff of the SEC, or an opinion of counsel in form and substance satisfactory to LSAT, to the effect that such legend is not required for the purposes of the Securities Act.

            Section 3.2 NO LIENS. The assets constituting the Liberty Contribution will be free of all Liens and Restrictions (other than any Liens or Restrictions arising out of or pursuant to this Agreement or any other Transaction Document and any restrictions on transfer arising under the Securities Act and state securities laws).

            Section 3.3 OWNERSHIP INTERESTS IN LSAT. Schedule 3.3 sets forth, as of the date hereof, the beneficial ownership of the capital stock of LSAT (as determined for U.S. federal income tax purposes) by each Affiliate of Liberty that is a member of Liberty's consolidated group for U.S. federal income tax purposes. As of the date hereof, the Affiliates of Liberty set forth on Schedule
3.3 directly own, in the aggregate, stock of LSAT representing "control" of LSAT within the meaning of Section 368(c) of the Code. Schedule 3.3, as amended by Liberty on or prior to the Closing Date, sets forth, as of the Closing Date, the beneficial ownership of the capital stock of LSAT (as determined for U.S. federal income tax purposes) by each Liberty Transferor. As of the Closing Date, the Liberty Transferors directly own, in the aggregate, stock of LSAT representing "control" of LSAT within the meaning of Section 368(c) of the Code.

                                   ARTICLE IV

                   REPRESENTATIONS AND WARRANTIES OF ASTROLINK

            On the date of this Agreement and at the Closing, Astrolink represents and warrants to each of Liberty and LSAT as follows:

            Section 4.1 INVESTMENT PURPOSE. The Astrolink LSAT Shares being acquired by Astrolink are for its own account, for investment purposes, and not with a view to the distribution thereof. Astrolink understands that the Astrolink LSAT Shares have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and accuracy of this representation. Astrolink is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and, by reason of its business and financial experience, it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment.

            Astrolink understands that the certificate representing the Astrolink LSAT Shares will contain legends stating in substance:

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            THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN
            REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND PURSUANT TO THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS COVERING SUCH SECURITIES OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT, OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE ACT AND THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS.

            THE SALE, TRANSFER, OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE REGISTRATION RIGHTS AGREEMENT DATED _____________, 200_, COPIES OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

            Astrolink understands and acknowledges that LSAT will deliver an unlegended certificate in exchange for the certificate bearing such legends only in the event that a transfer is done in compliance with the terms of this Agreement and the Registration Rights Agreement that (i) Astrolink transfers shares represented by such certificate pursuant to and in the manner provided for in an effective registration statement covering the transfer or sale of such shares or (ii) Astrolink shall have delivered to LSAT a letter from the staff of the SEC, or an opinion of counsel in form and substance satisfactory to LSAT, to the effect that such legends are not required for the purposes of the Securities Act.

            Section 4.2 OWNERSHIP; CAPITALIZATION; NO LIENS. The membership interests constituting the Astrolink Contribution will be duly authorized, validly issued, and fully paid, and such membership interests will be owned beneficially and of record by Astrolink free and clear of any Liens or Restrictions (other than any Liens or Restrictions arising out of or pursuant to this Agreement or any other Transaction Document, any restrictions on transfer arising under the Securities Act and state securities laws, and any Restrictions arising under the New Astrolink LLC Agreement (a complete and correct copy of which has been provided to LSAT)). The Astrolink Contribution will constitute all of the issued and outstanding membership interests of New Astrolink, and no other membership interests or securities of New Astrolink will be issued, reserved for issuance, or outstanding. There will be no options or agreements relating to any issued or unissued membership interests of New Astrolink or obligating New Astrolink to issue, transfer, grant, or sell any membership interests of, or other equity interests in, or securities convertible into or exchangeable for any membership interests of or equity interests in, New Astrolink. There will be no outstanding contractual obligations of New Astrolink to repurchase, redeem, or otherwise

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acquire any membership interests of New Astrolink. New Astrolink has been formed as a wholly owned direct Subsidiary of Astrolink solely for the purpose of engaging in the transactions contemplated by the Master Agreement, and prior to the Closing will engage in no other business activities and will conduct its operations as contemplated by the Master Agreement.

                                   ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF LSAT

            On the date of this Agreement and at the Closing, LSAT represents and warrants to each of Liberty and Astrolink as follows:

            Section 5.1 INVESTMENT PURPOSE. The membership interests constituting the Astrolink Contribution are for LSAT's own account, for investment purposes, and not with a view to the distribution thereof. LSAT understands that such membership interests have not been registered under the Securities Act or applicable state and other securities laws by reason of a specific exemption from the registration provisions of the Securities Act and applicable state and other securities laws, the availability of which depends upon, among other things, the bona fide nature of the investment intent and accuracy of this representation. LSAT is an "accredited investor" (as that term is defined in Rule 501 of Regulation D under the Securities Act) and, by reason of its business and financial experience, it has such knowledge, sophistication, and experience in business and financial matters as to be capable of evaluating the merits and risks of the prospective investment and is able to bear the economic risk of such investment.

            Section 5.2 NON-CONTRAVENTION. The execution, delivery, and performance by LSAT of the Transaction Documents to which it is a party, and the consummation by LSAT of the Transactions to be consummated by it pursuant to such Transaction Documents, do not, subject to the accuracy of the representations and warranties in Sections 3.1 and 4.1, violate the requirements of the Securities Act, the Exchange Act, state blue sky and securities laws, or any other applicable Legal Requirement.

            Section 5.3 VALIDITY OF LSAT SHARES. All of the shares of Series B Common Stock of LSAT to be issued to the Liberty Transferors as the Liberty LSAT Shares and all of the shares of Series A Common Stock of LSAT to be issued to Astrolink as the Astrolink LSAT Shares will be duly authorized and, when issued in connection with the Transactions, will be validly issued, fully paid and nonassessable, and free and clear of all Liens or Restrictions (other than Liens or Restrictions under this Agreement and the Transaction Documents, and except for any restrictions on transfer arising under the Securities Act or state securities laws), and such shares have been reserved for issuance on the books of LSAT.

            Section 5.4 DISCLOSURE. LSAT has filed with the SEC, to the extent required to be filed, all forms, statements, documents, reports or registration statements required to be filed by it since December 31, 2001 (collectively, the "LSAT SEC Reports"). The LSAT SEC Reports (i) complied in all material respects with the requirements of the Securities Act or the Exchange Act, and the rules and regulations thereunder, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a document filed and publicly available prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including any notes thereto) of LSAT and its Subsidiaries included in the LSAT SEC Reports, at the time filed, fairly presented in all material respects the consolidated financial position, results of operations, and cash flows of LSAT and its consolidated Subsidiaries, as at the respective dates thereof and for the respective periods indicated therein.

                                   ARTICLE VI

                                    COVENANTS

            Section 6.1 TREATMENT OF TRANSACTIONS FOR TAX PURPOSES. The Parties agree to treat the Transactions as a Section 351 Transaction and further agree not to take any action, including by the filing of any tax returns or other documents, that would be inconsistent with such treatment.

            Section 6.2 DETERMINATION OF LIBERTY CONTRIBUTION. Liberty will identify the assets that will comprise the Liberty Contribution and the Persons that will be the Liberty Transferors within a time frame that leaves a reasonable time prior to the Closing Date reasonably anticipated by Liberty for the preparation of the Transaction Documents, the removal of any Liens and Restrictions on the Liberty Contribution, and the acquisition of any material consents and governmental approvals needed to transfer the Liberty Contribution to LSAT. Upon such identification, Liberty will promptly provide LSAT, Astrolink, and Lockheed Martin with a description of the assets comprising the Liberty Contribution, including the Liberty Transferor for each such asset. The Parties will negotiate in good faith regarding customary representations and warranties to be made by the Liberty Transferors based on the nature of the assets being transferred, and such representations and warranties will be included in the Transaction Documents conveying such assets and/or as an amendment to this Agreement as the Parties determine is appropriate, and regarding any other appropriate amendments to this Agreement or any other Transaction Document based on the nature of such assets.

                                   ARTICLE VII

                               CLOSING CONDITIONS

            Section 7.1 CONDITIONS TO EACH PARTY'S OBLIGATION TO EFFECT THE CLOSING. The respective obligations of each Party to effect the Closing will be subject to the satisfaction, or to the extent permitted by applicable Legal Requirements the waiver, of the following conditions:

            (a) The substantially simultaneous closing of each of the other transactions under the Master Agreement which are to close substantially simultaneously with the Transactions pursuant to the Master Agreement (but in the sequence set forth in the Master Agreement).

            (b) The representations and warranties of each other Party contained in this Agreement shall have been true in all material respects upon and as of the date of this Agreement and, except for representations and warranties made as of a specific date, shall be true in all material respects on and as of the Closing with the same force and effect as if then made, provided however, that if any portion of any representation or warranty is already qualified by materiality, for purposes of determining whether this Section 7.1(b) has been satisfied with respect to such portion of such representation or warranty, such portion of such representation or warranty as so qualified must be true and correct in all respects; and each other Party shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it prior to the Closing. Each Party will deliver a certificate duly executed by an authorized executive officer dated as of the Closing Date reasonably satisfactory in form and substance to each other Party, certifying that the conditions specified in this Section 7.1(b) have been satisfied by such Party as of the Closing Date.

            (c) Each of the Transaction Documents required to be executed and delivered at or prior to the Closing shall have been executed and delivered by all parties thereto in accordance with the provisions of Article II.

                                  ARTICLE VIII

                                   TERMINATION

            Section 8.1 TERMINATION ON ALTERNATIVE TRANSACTION. This Agreement will automatically terminate and the Transactions will be abandoned if Astrolink, LSAT, and a Subsidiary of LSAT enter into an alternative contribution agreement pursuant to Section 2.6(iii).

            Section 8.2 TERMINATION UPON TERMINATION OF OTHER AGREEMENTS. This Agreement will automatically terminate and the Transactions will be abandoned if the Master Agreement is terminated pursuant to Section 7.1 or Section 7.2 thereof.

            Section 8.3 EFFECT OF TERMINATION AND ABANDONMENT. In the event of termination of this Agreement and abandonment of the Transactions pursuant to this Article VIII, none of the Parties shall have any liability or further obligation to the other Parties under this Agreement arising hereunder or in connection with the Transactions contemplated hereby, except that nothing herein will relieve any Party from liability for any breach of this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

            Section 9.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The respective representations, warranties, covenants, and agreements of the Parties contained in this Agreement will survive execution and delivery of this Agreement notwithstanding any investigation made or information obtained by the other Parties, and will also survive the Closing and the LMII Contribution Closing (as defined in the Master Agreement), and will remain in full force and effect without time limit.

            Section 9.2 AMENDMENTS, WAIVERS, ETC. This Agreement may be amended, changed, supplemented, waived, or otherwise modified only by an instrument in writing signed by the Party against whom enforcement is sought. In addition, the provisions of Articles II and of this 9.2 (and the definitions as they relate to such article and section contained in Article I) may not be amended or waived without the prior written consent of Lockheed Martin, which consent shall not be unreasonably withheld, delayed, or conditioned.

            Section 9.3 THIRD PARTY BENEFICIARIES. Neither this Agreement nor any other Transaction Document is intended to be for the benefit of, or will be enforceable by, any Person who is not a Party except the provisions of Article II and of Section 9.2 are intended to be for the benefit of, and will be enforceable by, Lockheed Martin.

            Section 9.4 INCORPORATION BY REFERENCE. The provisions of sections 1.2, 1.3, 9.1, 9.2, 9.4, 9.5, 9.6, 9.7, 9.8, 9.10, 9.11, 9.12, 9.13, 9.14, 9.15,
9.16, 9.17, 9.18, 9.19 and 9.20 of the Master Agreement are hereby incorporated into this Agreement by reference. In addition, this Agreement is subject to the terms and conditions of the Master Agreement.

                            (SIGNATURE PAGE FOLLOWS)

            IN WITNESS WHEREOF, the undersigned hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                               LIBERTY SATELLITE & TECHNOLOGY, INC.


                               By:
                                  ---------------------------------------------
                                  Kenneth G. Carroll
                                  Acting President and Chief Financial Officer


                               LIBERTY MEDIA CORPORATION


                               By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                               ASTROLINK INTERNATIONAL LLC


                               By:
                                  ---------------------------------------------
                                  Margarita Dilley
                                  Vice President and Chief Financial Officer

               (Signature page to the LSAT Contribution Agreement)

                                  SCHEDULE 3.3

                                              SHARES OWNED BY
                         SHARES OWNED BY      LIBERTY LSAT II,     SHARES OWNED BY      SHARES OWNED BY
CAPITAL STOCK OF LSAT   LIBERTY LSAT, INC.          INC.          LIBERTY TSAT, INC.    LIBERTY AEG, INC.
---------------------   ------------------    ----------------    ------------------    -----------------
Series A                          0              150,000                   0                        0
Preferred Stock

Series B                    150,000                    0                   0                        0
Preferred   Stock

Series A                  1,876,336            2,814,504             179,049                        0
Common Stock

Series B                          0                    0                   0                8,701,621
Common Stock

                                                                                        SHARES OWNED BY
                         SHARES OWNED BY      SHARES OWNED BY      SHARES OWNED BY          LIBERTY
                        LMC/LSAT HOLDINGS,   LIBERTY BRAZIL DTH   LIBERTY MEXICO DTH   MULTICOUNTRY DTH,
CAPITAL STOCK OF LSAT          INC.                 INC.                 INC.                 INC.
---------------------   ------------------   ------------------   -------------------  ------------------
Series A                           0                    0                    0                    0
Preferred Stock

Series B                           0                    0                    0                    0
Preferred Stock

Series A                           0                    0                    0                    0
Common Stock

Series B                  17,426,766            3,117,159            3,927,935              787,161
Common Stock

                         SHARES OWNED BY
                             LIBERTY          SHARES OWNED BY      SHARES OWNED BY
                        INTERNATIONAL DTH,     LIBERTY LATIN          LIBERTY TP
CAPITAL STOCK OF LSAT          INC.           PARTNERS, INC.       MANAGEMENT, INC.
---------------------   ------------------    ---------------      ----------------
Series A                         0                    0                    0
Preferred Stock

Series B                         0                    0                    0
Preferred Stock

Series A                         0                    0               53,983
Common Stock

Series B                    31,486                7,872              332,265
Common Stock

                  (Schedule to the LSAT Contribution Agreement)